IBERIABANK Corporation Investor Presentation Chicago August 13-14, 2007 Exhibit 99.1

Forward Looking Statements
Disclaimer
This presentation contains or may contain statements  that constitute “forward-
looking statements” within the meaning of the Private Securities Litigation
Reform Act of 1995. These forward-looking statements are subject to significant risks, uncertainties and assumptions and typically can be identified by the use of words such as “expect,” “estimate,” “anticipate,” “forecast,” “plan,” “believe”
and similar terms.  Such forward-looking statements may relate to expected operating results, future plans, strategies, objectives, projections and expectations, anticipated events or trends, the closing of announced transactions and similar expressions concerning matters that are not historical facts.  Actual results may differ materially from the results discussed in these forward-looking statements.  Factors that might cause such a difference include, but are not limited to, those discussed in the Company’s periodic filings with the
SEC.  Except to the extent required by law, IBERIABANK Corporation undertakes no obligation to update any of the forward-looking statements contained in this presentation.

Outline
• Background And Introduction
• Financial Performance
• Industry Concerns Regarding:
– Earnings Transparency In 2007
– Construction & Land Development
– Credit Quality
– Hurricanes
– Integration Of Acquisitions
– Sub-Prime And Alt-A Segments (Loans, Investments, Etc.)
– The Housing Sector
• Investment Perspective

Introduction
• Our Organization Was Founded In 1887
• $4.7 Billion Financial Holding Company
• 2
nd
Largest Financial Institution With HQ In Louisiana
• Diversified, Yet Strategically Concentrated
• Client Focus And Local Decision-Making
• Exceptionally Talented, Hard Working Associates
• Well Seasoned Leaders Throughout The Company
• 10 Years Ago - 19 Offices In 8 Parishes In LA
• Now - 142 Offices In LA, AR, TN, OK, MS, TX, MO, IL

Company Locations Bank - 82 Mortgage - 28 Title - 32 Louisiana - 50 Arkansas - 29 Tennessee - 2 Oklahoma - 1 Arkansas - 9 Louisiana - 6 Memphis - 5 Dallas - 4 Other - 4 Arkansas - 22 Louisiana - 10

Local Economic Conditions
Local Unemployment Stats
Lafayette, LA 3.3 % Fayetteville-Springdale-Rogers 3.5%
Jackson, MS (not IBKC)
4.7%
Houma-Thibodaux, LA
3.3
Little Rock-North LR-Conway
4.3
Gulfport-Biloxi, MS (not IBKC)
5.6
New Iberia, LA 3.8 Jonesboro, AR 5.0
Baton Rouge, LA 4.2
New Orleans-Metairie, LA 4.8 Memphis, TN-MS-AR 4.7%
Shreveport-Bossier City, LA 4.9
Monroe, LA 5.1 Tulsa, OK 4.2%
Jennings, LA 3.7 % Russellville, AR 4.3 % Oxford, MS 3.9%
Fort Polk South, LA 4.0 Harrison, AR 4.5 Laurel, MS 4.2
Abbeville, LA 4.1 Texarkana, TX-Texarkana, AR 4.5 Hattiesburg, MS 4.4
Alexandria, LA 4.2 Arkadelphia, AR 5.1 McComb, MS 5.7
Crowley, LA 4.2 Fort Smith, AR-OK 5.1 Pascagoula, MS 5.7
Lake Charles, LA 4.2 Hot Springs, AR 5.3 Picayune, MS 5.7
Hammond, LA 4.4 Mountain Home, AR 5.3 Tupelo, MS 5.7
Morgan City, LA 4.4 Hope, AR 5.6 Brookhaven, MS 6.0
De Ridder, LA 4.5 Batesville, AR 5.7 Vicksburg, MS 6.0
Opelousas-Eunice, LA 4.6 Paragould, AR 6.0 Natchez, MS-LA 6.2
Pierre Part, LA 4.8 Searcy, AR 6.1 Meridian, MS 6.4
Minden, LA 5.0 Magnolia, AR 6.3 Starkville, MS 6.6
Natchitoches, LA 5.0 El Dorado, AR 6.8 Corinth, MS 6.7
Ruston, LA 5.1 Camden, AR 6.9 Grenada, MS 6.8
Bogalusa, LA 6.1 Blytheville, AR 7.0 Yazoo City, MS 7.4
Tallulah, LA 7.0 Pine Bluff, AR 7.0 Columbus, MS 7.5
Bastrop, LA 7.7 West Helena, AR 7.0 Greenwood, MS 7.5
Other Louisiana MSAs Other Arkansas MSAs
Mississippi MSAs
Other Mississippi MSAs
Louisiana MSAs Arkansas, Tenn., Oklahoma MSAs

Local Competitive Focus
• Corporate Board – Louisiana And Arkansas
• Advisory Boards – Local Connectivity
• Many Local Competitors Are Large, Clumsy Mega-Banks
Louisiana
Arkansas Memphis, TN
$1.4 Tril
$150 Bil
$143 Bil
$10 Bil
$12 Bil
$6 Bil
$38 Bil
$219 Bil
$707 Bil
$182 Bil
$1.5 Tril
$143 Bil
$32 Bil
$12 Bil
$8 Bil
$143 Bil

Financial Performance

Financial Performance
Quarterly Loan Deposit Growth
• Strong
Growth In
Loans And
Deposits
• Some
Seasonal
Influences
• Loan And
Deposit
Growth In
All
Markets
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
Loans
Deposits
Quarterly Averages Annual Average Balances
-1%
20%
17
17
22
34%
1%
3%
7%
4% 13
16
18
9%
15
12 17
11
14
13
8%
16
46
56 36
42

Financial Performance
EPS Growth
• +9% EPS
Growth
On
Recurring
Basis
• 5-Year
EPS
CAGR Of
+14%
$0.06
$0.03
$0.08
$0.14
$0.23
$-
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
$4.00
2000 2001 2002 2003 2004 2005 2006 1Q07 2Q07 3Q07* 4Q07* 2007*
Impact of Hurricanes
Merger/Severance Costs
Reported EPS
$3.29
$3.60
$3.67*
$0.84
$0.98*
$0.92* $0.92
* 2H07 per Management forecast on 7/24/07

Financial Performance
2Q07 Commentary
Louisiana
7% Loan Growth YTD
Flat Deposits YTD
Stable Spread, But TE
Margin Up 2 Bps
0.02% Net COs/Loans
0.16% NPAs/Assets,
Unchanged YTD
0.42% Of Loans 30+ Days
Past Due, Up From 0.37%
Acquired Franchises
Completed Jan 31/Feb 1
Converted Mar 18/Apr 22
Loans: +5% Since Acq.
Deposits: +<1% Since Acq.
0.09% Net COs/Loans
1.15% NPAs/Assets
$10 Million Impaired Loans
3.02% of Loans 30+ Days
Past Due At 6/30/07

Industry Concerns

Industry Concerns
– Earnings Transparency In 2007
– Construction & Land Development
– Credit Quality
– Hurricanes
– Integration Of Our Acquisitions
– Sub-Prime And Alt-A Segments (Loan
Portfolio, Originations, Investments, Etc.)
– The Housing Sector

Earnings Transparency
July 24
th
Management Forecast
• Historically, IBKC
Provided Annual
EPS Guidance
• On July 24
th
Management
Provided Its
Internal Forecast
For 3Q07 & 4Q07
• 7/24/07: 2007 EPS
Range Of $3.70 To
$3.75 On A
“Guidance Basis”
($ in Millions; EPS in
Per Share) 1Q07 2Q07 3Q07 4Q07 Year 2007 Year 2006
Change
2007-06
Actual Actual Mgmt Mgmt Mgmt Actual
T/E Net Int Margin 3.13% 3.09% 3.12% 3.14% 3.12%
3.42%
NII After Provision 27.3 $            31.3 $            31.8 $            33.0 $            123.4 $      99.3 $       24%
Service Charges 4.0 5.0 5.1 5.5 19.7
13.2 49%
Title Revenue 2.2 5.8 5.5 4.9 18.4 -
Mortgage Revenues 2.5 4.3 5.0 4.5 16.2
0.7 2075%
Other Income 5.5 6.7 5.5 5.7 23.3 9.5 144%
Nonint Income 14.2 21.8 21.1 20.5 77.6
23.5 231%
Salaries & Benefits 17.0 21.2 20.9 20.5 79.6 40.0 99%
Occupancy & Equipment 3.9 5.2 5.4 5.4 19.9
9.4 110%
Other Expense 8.3 12.6 9.7 9.7 40.3 23.7 70%
Total NIE 29.3 38.9 36.0 35.6 139.8 73.1 91%
Income Before Tax 12.1 14.2 16.9 17.9 61.1 49.6 23%
Income Tax 3.0 4.1 5.0 5.3 17.4 14.0 25%
Net Income 9.2 $             10.0 $            11.9 $            12.6 $            43.7 $
35.7 $       23%
Effective Tax Rate 24.5% 29.2% 29.5% 29.5% 28.4%
28.1% 0.3%
Merger & Severance 1.3 $             3.1 $             - $                  - $                  4.5 $          0.2 $         2551%
Accounting Changes 0.3 $             0.2 0.2 0.2 0.9
0.2 504%
Pre-Tax Effect 1.6 $             3.3 0.2 0.2 5.4 0.3 1569%
Tax Effect (0.6) $            (1.3) (0.1) (0.1) (2.0) (0.1)
1655%
Net Income Impact 1.1 $             2.0 0.1 0.1 3.4 0.2 1522%
Adj Net Income 10.2 $            12.1 $            12.1 $            12.8 $            47.1 $        35.9 $       31%
F-D Shares (000s) 12,084 12,914 12,927 12,843 12,695
9,993 27%
F-D EPS - Reported 0.76 $            0.78 $            0.92 $            0.98 $            3.44 $        3.57 $       -4%
Adjustments 0.08 $            0.15 $            0.01 $            0.01 $            0.27 $        0.02 $       1241%
F-D EPS - Adjusted 0.84 $            0.93 $            0.93 $            0.99 $            3.71 $        3.59 $       3%

Earnings Transparency
Quarterly EPS Trends
• Better EPS
Growth
Historically
Than SE Or
Large Peers
• Analysts
Projecting
Improving
Trend
-20%
-10%
0%
10%
20%
30%
40%
50%
60%
70%
IBKC
SE Peers
Large Peers
IBKC
All SE Peers
Large Peers
Average Analyst Estimates
Source: Bloomberg

Construction/Land Development
HBI Peers: C&D Loans/Total Loans
IBKC:
6.8%
Group Average:
21.2%
-
5
10
15
20
25
30
35
40
45
50
55
Construction & Land Dev Loans/Total Loans (%)
• 1/3 Of The
Average For
HBI Group
• 7
th
Lowest
• Only 3.8%
Excluding
Arkansas
Acquisitions
• No C&D Past
Dues In
Louisiana
• Discounted
AR Loans
Source: SNL

Construction/Land Development
C&D Loans As % Total Loans
• All Groups At
Higher Levels
Of C&D Loans
And Have
Relied On
C&D Growth
For Loan
Growth
• IBKC Low
And Flat
(Only 3.8%
Excluding
Arkansas
Acquisitions)
6.8%
3.1%
25.6%
24.8%
32.6%
32.7%
18.6%
17.3%
-
5
10
15
20
25
30
35
IBERIABANK Corporation
Large Peers
High Construction SE Peers
Lower Construction SE Peers
IBKC
Lower Construction
SE Peers
High Construction
SE Peers
Large Peers
HBHC, BXS, TRMK,
SFNC, RNST, CADE,
CCBG, TIBB, FMFC
RF, BBT, FHN,
SNV, TSFG, CNB
OZRK, UCBI, ALAB,
WTNY, SBCF
Source: SNL

Construction/Land Development
Quarterly EPS Trends – C&D Peers
• Lower C&D
Banks Had
Lower EPS
Growth
• IBKC’s EPS
Growth At
Pace With
C&D Peers,
Without The
C&D Risk
-10%
0%
10%
20%
30%
40%
50%
60%
70% IBKC
High Construction SE Peers
Lower Construction SE Peers
IBKC
Lower Construction
SE Peers
High Construction
SE Peers
Average Analyst Estimates
Source: Bloomberg

Credit Quality
Trend In Nonperforming Assets
• IBKC’s Qtrly
NPA Trend
Generally
Half Of HBI
Group
• Increase Due
To The AR
Acquisitions
• Those NPAs
Discounted
To Net
Realizable
Value At
Acquisition
Nonperforming Assets/Total Assets (%)
0.16%
0.45%
0.54%
0.00
0.10
0.20
0.30
0.40
0.50
0.60
0.70
4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07
IBERIABANK Corporation-Legacy
IBERIABANK Corporation-As Reported
HBI Group Average
Acquisition
Impact
IBKC As
Reported
IBKC Legacy
Franchise
HBI Group
Average
Source: SNL

Credit Quality
Loan Loss Reserves
• LLR/Loans
Equal To
1.28% At
3/31/07 (4
th
Highest Of
HBI Group)
• 1.19% LLR
At 6/30/07
Due To The
Payout Of A
Previously
Troubled
Credit
IBKC:
1.28%
Group Average:
1.12%
0.70
0.80
0.90
1.00
1.10
1.20
1.30
1.40
1.50
1.60
1.70
Loan Loss Reserve/Total Loans (%)
Source: SNL

Hurricanes
Survived, Prospered & Prepared
• Hurricanes
Katrina/Rita In
Aug/Sep 2005
• Redundant
Operations In
Little Rock
• Now -- Dual
Processing
Capabilities
• Costly, But
Now Much
Lower Risk
Katrina
Rita

Hurricanes
Recovery From Katrina - IBKC
New Orleans Pre-Storm New Orleans Post-Storm*
• 13 Offices (+86%)
• 114 Associates (+78%)
• $482 Million Loans (+52%)
• $399 Million Deposits (+24%)
• Net Recoveries Since Katrina
• 7 Offices
• 64 Associates
• $318 Million Loans
• $322 Million Deposits
* Includes Northshore, LaPlace, Houma, And
Regional South; Through March 31, 2007

Acquisition Integration
AR Acquisition Update
• Acquisitions Completed In 1Q07
• Conversions Completed In Late 1Q07/Early 2Q07
• Acquired Approximately $1.4 Billion Assets, 700 People
And 86 Offices Upon Completion Of The Acquisitions
• No Loan Or Deposit Run-Off Since Acquisition
• Higher Deposit Costs Than Initially Expected
• Comprehensive Review Of Combined Operations
• Working Diligently To Achieve Synergies

Acquisition Integration
Staff Reductions Implemented
• Reduced
Staffing At
Combined
Company By
Total Of 120
Associates
(8% Decline)
• To Date, Run-
Rate Comp.
Savings Of
$4.0 Million
-120
$4 Million
-120
-110
-100
-90
-80
-70
-60
-50
-40
-30
-20
-10
0
1 2 3 4 5 6 7 8 9 10
$(5.0)
$(4.5)
$(4.0)
$(3.5)
$(3.0)
$(2.5)
$(2.0)
$(1.5)
$(1.0)
$(0.5)
$-
$0.5
$1.0
Pay Periods Since Acquisition
Associates (Left Scale)
Annualized Compensation Savings (Right Scale)

Sub-Prime/Alt-A Exposure
Areas Of Risk - Extremely Low
1) Forced Loan Buyback After Early Payment Default
2) Failure To Underwrite To Investor Guidelines
3) Data Integrity Or Fraud (Originator Or Borrower)
• Legacy IBKC. 3.5% Of 2006 Production Brokered To Sub-prime
Lenders; No Risk To (1) Or (2); No Notification Of Any Issues
With (3).
• Legacy Pulaski. 4.5% Of 2006 Production Sold Or Brokered To
Sub-Prime Lenders (Included Alt-A); No Risk To (1) Or (2); Single
Occurrence With (3) In Last 3 Years.
• Legacy First Community. Very Few Sub-Prime Loans, And Then
As Broker.  No Risk To (1), (2) Or (3).

Sub-Prime/Alt-A Exposure
Production & Investment Risk
• YTD 2007, 0.6% Of $415 Million Of Mortgage Loan
Production Was Sub-Prime And Only 4.1% Alt-A.
• No Exotic ARM Production Or In The Loan Portfolio
-
Option, 2/28, Interest-Only, Or Negative Amortization ARMs
• Rating Agencies Focusing On “Toxic” Bonds:
– IBKC: No Investment Securities Containing Material
Amounts Of Collateral Considered Sub-Prime, Second
Lien, Or Alt-A; Also, No Corporate Bonds.

Housing Sector
Home Sales – By State
Index Of Existing Home Sales (1Q98 = 100%)
80%
90%
100%
110%
120%
130%
140%
150%
160%
170%
180%
190%
200%
210%
220%
230%
240%
U.S. AR
LA TN
MS FL
Florida
U.S.
Louisiana
Mississippi
Arkansas
Tenn.
AR-Holding
Up Well
TN-Some
Recent
Weakness
MS&LA –Some
Slower Impact
Post-Katrina
We Are Not
In FL
Source: Bloomberg

Housing Sector
Lafayette/Acadiana Market
Source: Bloomberg
• Supply Of
Homes Less
Than Half
US Average
• YTD June 07
Vs. June 06:
2.8 Months
5.7 Months
3.7 Months
8.8 Months
-
1
2
3
4
5
6
7
8
9
Lafayette-Resales Lafayette-New
Construction
Lafayette-All
Properties
U.S. Average
Months Supply Residential Homes (January-June 2007)
Source: Van Eaton & Romero, The Acadiana Residential Real Estate Market and Bloomberg
• Sales +8%
• Closings +17%
• Price +8%
• Listings +9%
• Sales To List
Price of 98%
(unchanged)

Investment Perspective

Investment Perspective
HBI Peers: Market Cap
• IBKC Has
The 4
th
Highest
Market Cap
• Limited
“Index
Rebalance
Risk”
• 6-Month
Average
Daily
Trading
Value Is
$__ Million
Average:
$335
IBKC:
$583
$-
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
$2,000
Market Capitalization ($Millions)
Source: SNL

Investment Perspective
HBI Peers: YTD Price Change
•IBKC
Stock
Price Is
Down
23% YTD
•14
th
Worst
•Down
23%
Greater
Than The
Group
IBKC:
(23.4%)
Average:
(19.1%)
(45)
(40)
(35)
(30)
(25)
(20)
(15)
(10)
(5)
-
5
10
% Change In YTD Stock Price
Source: SNL

Investment Perspective
HBI Peers: Market-To-Book
•IBKC M/B
Ratio Of
1.23x
•9
th
Lowest
•A 25%
Discount
To The
Group
IBKC:
123%
Average:
163%
70
80
90
100
110
120
130
140
150
160
170
180
190
200
210
220
230
240
250
Market-to-Book Ratio (%)
Source: SNL

Investment Perspective
HBI Peers: Dividend Yield
•IBKC Div.
Yield Of
3.01%
•7
th
Highest
•50%
Greater
Than The
Group
•5 Pay No
Dividend
Average:
2.01%
IBKC:
3.01%
-
0.25
0.50
0.75
1.00
1.25
1.50
1.75
2.00
2.25
2.50
2.75
3.00
3.25
3.50
3.75
4.00
4.25
4.50
4.75 Indicated Dividend Yield (%)
Source: SNL

Investment Perspective
HBI Peers: Trailing 12-Mo P/E
•IBKC TTM
P/E Ratio
Of 13.3x
•15
th
Lowest
•A 12%
Discount
To The
Group
IBKC:
13.3x
Average:
15.1x
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
Price-to-Trailing 12-Month Earnings Ratio (Times)
Source: SNL

Investment Perspective
HBI Peers: Projected 2008 P/E
•IBKC ‘08
P/E Of
10.2x
•7
th
Lowest
•A 15%
Discount
To The
Group
IBKC:
10.2x
Average:
12.0x
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
Price-to-Projected 2008 Earnings Ratio (Times)
Source: Bloomberg

Investment Perspective
Share Repurchases
• About 2.3 Million Shares Repurchased Since February 2000
• $78 Million Reinvested In Our Company
• On April 25, 2007, IBKC Board Announced A New Share
Repurchase Program Authorizing The Purchase Of 300,000 Shares
Months To
Repurchase Program Announced Completed Complete Pre-Split Post-Split Pre-Split Post-Split
Feb. 2000 Program 2/17/00 12/11/00 10               300,000      375,000      17.87 $    14.30 $
Dec. 2000 Program 12/12/00 12/17/01 12               300,000      375,000      28.05 $    22.44 $
Dec. 2001 Program 12/18/01 12/2/02 11               300,000      375,000      37.77 $    30.22 $
Nov. 2002 Program 11/18/02 9/2/03 9                  130,000      162,500      43.87 $    35.10 $
Sep. 2003 Program 9/17/03 6/24/04 9                  300,000      375,000      58.05 $    46.44 $
Jun. 2004 Program 6/25/04 5/4/05 10               175,000      218,750      59.04 $    47.23 $
May 2005 Program 5/4/05 5/15/07 24               300,000      375,000      64.42 $    51.54 $
Grand Total 1,805,000   2,256,250   43.15 $    34.52 $
New Authorized Program 4/25/07 --  --
375,000      300,000
Date Authorized Volume Average Cost

Concluding Comments
• Legacy Franchise – Unique Position/Katrina Rebuild
• Acquisitions And Conversions Completed
• Extremely Small Risk In Industry Risk Issues (Sub-
Prime, Overbuilt Housing Markets, Credit Risk)
• Minimal Construction/Land “Growth And Margin Risk”
• Significant Diversification (Business, Geographic)
• Reasonable Competition & Earnings Opportunities
• Down 23% YTD And Trading At Discount To Peers
• Over Last 8 Years--Demonstrated Shareholder Focus

DARYL BYRD
President & Chief Executive Officer
1981 • Trust Company Bank, Atlanta
Banking Officer, Corporate Banking
1983 • First National Bank of South Carolina
Vice President, Commercial Lending Officer
1984 • BB&T (North Carolina)
Vice President, Business Services Manager
Commercial Lending Officer
1985 • FNB-Lafayette (First Commerce Corp.)
Executive Vice President, Corporate Banking Manager
1990 • Rapides Bank & Trust (First Commerce Corp.)
President & CEO
1992 • First National Bank of Commerce, New Orleans
Executive Vice President in charge of the commercial bank
and mortgage banking groups.
Managed the strategic development for multiple businesses
and had responsibility for other business lines and support
functions.
1998 • Bank One Louisiana
President and CEO New Orleans Region

ANTHONY RESTEL
Chief Financial Officer; Chief Credit Officer
1995 • First National Bank of Commerce, New Orleans
Assistant Vice President - Energy Group
Corporate Banking
1998 • Bank One Louisiana
Vice President - Energy and Utilities Group
Commercial Lending Officer
2001 • IBERIABANK
Vice President and Treasurer
2005 • IBERIABANK
Executive Vice President and Chief Financial
Officer
2006 • IBERIABANK
Senior Executive Vice President - Chief Financial
Officer and Chief Credit Officer

JOHN DAVIS
M&A; Investor Relations; Mortgage; Title
1983 • BB&T (NC)
Senior Vice President and Manager of the
Financial Planning Department
Responsible for mergers and acquisitions, strategic
planning, and budgeting.
1993 • First Commerce Corporation, New Orleans
Senior Vice President
Responsibilities included mergers and acquisitions,
corporate finance, and President of Marquis
Insurance Agency.
1997 • Crestar Financial Corporation (VA)
Corporate Senior Vice President
Responsibilities included strategic planning,
forecasting, and budgeting for the corporation.
Chartered Financial Analyst (CFA)

MICHAEL BROWN
Responsible For All Banking Markets
1987 • Wachovia Bank
Treasury Services Representative and Assistant Vice President
Vice President and Relationship Manager - Managed all aspects of bank relationships with Fortune 500 clients in Texas and
Louisiana.
Loan Administration Manager - Managed the loan administration and credit policy functions for the Midwest and Chicago credit portfolios.
1996 • First Commerce Corporation, New Orleans
Senior Vice President, Manager of Credit and Client Services -
Re-engineered and managed consumer and commercial credit
processes.
1998 • Bank One Louisiana
Chief Credit Officer for the Commercial Line of Business
in Louisiana
Capital Markets Specialist - Responsible for the sale of
capital market products and served as corporate finance
advisor to the bank’s client base.
Chartered Financial Analyst (CFA)

MIKE NAQUIN
Retail And Facilities
1984 • First City National Bank, Houston
Banking Officer – Energy Division.
1987 • SunTrust Bank, Tampa
Senior Vice President-Commercial Sales and Credit
Manager; Also business and private banking groups.
1991 • First Commerce Corporation, New Orleans
Senior Vice President-Strategic Support.
1996 • First Commerce Corporation, Monroe
Executive Vice President-Commercial Banking Group for
Central Bank and Senior Credit Officer for Central bank
(Monroe) and Rapides Bank & Trust (Alexandria).
1998 • Bank One, Louisiana
Market President & CEO – Northeast Louisiana Market.
2002 • Bank One, Arizona
Senior Vice President-Commercial Market Manager for
Arizona and California (3
rd
largest commercial banking
market for Bank One).